Exhibit 99.2

Innovative Industrial Properties Second Quarter 2023 Supplemental Financial Information

Innovative Industrial Properties 2 Overview Forward - Looking Statements 3 Company Overview 4 Financial Information Quarterly Performance Summary 5 Balance Sheet 6 Net Income 7 FFO, Normalized FFO, and AFFO Reconciliation 8 Historical Net Income 9 Historical FFO, Normalized FFO, and AFFO Reconciliation 10 Statements of Cash Flows 11 Portfolio Data Capital Commitments 12 Leasing Summary 13 Top Tenants Overview 14 Property List 15 – 17 Secured Loans 18 Capitalization Capital and Debt Summary 19 Definitions 20 – 21 Analyst Coverage 22 Senior Management Team and Board of Directors 23 Table of Contents

Innovative Industrial Properties 3 Forward - Looking Statements This Supplemental Financial Information Package include "forward - looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended) that are subject to risks and uncertainties . In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward - looking statements . Likewise, our statements regarding anticipated growth in our funds from operations and anticipated market and regulatory conditions, our strategic direction, our dividend rate and policy, demographics, results of operations, plans and objectives are forward - looking statements . Forward - looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events . Forward - looking statements depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them . We do not guarantee that the transactions and events described will happen as described (or that they will happen at all) . You can identify forward - looking statements by the use of forward - looking terminology such as "believes“, "expects“, "may“, "will“, "should“, "seeks“, "approximately“, "intends“, "plans“, "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases . You can also identify forward - looking statements by discussions of strategy, plans or intentions . The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward - looking statements : rates of default on leases for our assets ; concentration of our portfolio of assets and limited number of tenants ; the estimated growth in and evolving market dynamics of the regulated cannabis market ; the demand for regulated cannabis facilities ; inflation dynamics ; our ability to improve our internal control over financial reporting, including our inability to remediate an identified material weakness, and the costs and the time associated with such efforts ; the impact of pandemics on us, our business, our tenants, or the economy generally ; war and other hostilities, including the conflict in Ukraine ; our business and investment strategy ; our projected operating results ; actions and initiatives of the U . S . or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law ; availability of suitable investment opportunities in the regulated cannabis industry ; our understanding of our competition and our potential tenants’ alternative financing sources ; the expected medical - use or adult - use cannabis legalization in certain states ; shifts in public opinion regarding regulated cannabis ; the potential impact on us from litigation matters, including rising liability and insurance costs ; the additional risks that may be associated with certain of our tenants cultivating, processing and/or dispensing adult - use cannabis in our facilities ; the state of the U . S . economy generally or in specific geographic areas ; economic trends and economic recoveries ; our ability to access equity or debt capital ; financing rates for our target assets ; our level of indebtedness, which could reduce funds available for other business purposes and reduce our operational flexibility ; covenants in our debt instruments, which may limit our flexibility and adversely affect our financial condition ; our ability to maintain our investment grade credit rating ; changes in the values of our assets ; our expected portfolio of assets ; our expected investments ; interest rate mismatches between our assets and our borrowings used to fund such investments ; changes in interest rates and the market value of our assets ; the degree to which any interest rate or other hedging strategies may or may not protect us from interest rate volatility ; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters ; our ability to maintain our qualification as a real estate investment trust for U . S . federal income tax purposes ; our ability to maintain our exemption from registration under the Investment Company Act of 1940 ; availability of qualified personnel ; and market trends in our industry, interest rates, real estate values, the securities markets or the general economy . The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance . In addition, we discussed a number of material risks in our most recent Annual Report on Form 10 - K and subsequent Quarterly Reports on Form 10 - Q . Those risks continue to be relevant to our performance and financial condition . Moreover, we operate in a very competitive and rapidly changing environment . New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements . Any forward - looking statement made by us speaks only of the date on which we make it . We undertake no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as may be required by law . Stockholders and investors are cautioned not to unduly rely on such forward - looking statements when evaluating the information presented in our filings and reports . Market and industry data are included in this presentation . We have obtained substantially all of this information from internal studies, public filings, other independent published industry sources and market studies prepared by third parties . We believe these internal studies, public filings, other independent published industry sources and market studies prepared by third parties are reliable . However, this information may prove to be inaccurate . No representation or warranty is made as to the accuracy of such information . All amounts shown in this report are unaudited . This Supplemental Financial Information Package is not an offer to sell or solicitation to buy securities of Innovative Industrial Properties, Inc . Any offers to sell or solicitations to buy securities of Innovative Industrial Properties, Inc . shall be made only by means of a prospectus approved for that purpose .

Innovative Industrial Properties 4 Company Snapshot State Diversification (1) Pennsylvania 16.1% Massachusetts 12.8% Illinois 12.8% Michigan 11.7% California 8.7% New York 8.0% Florida 7.0% Ohio 4.7% New Jersey 4.4% Maryland 3.7% Other 10.1% Total 100% Company Overview Innovative Industrial Properties, Inc. (NYSE “IIPR”) is an internally managed real estate investment trust (REIT) focused on the acquisition, ownership and management of specialized properties leased to experienced, state - licensed operators for their regulated cannabis facilities . Note : As of June 30 , 2023 , values in thousands except for share count, $ /PSF, or otherwise noted . 1) Based on “Total Committed / Invested Capital” . Refer to “Definitions” for additional details . 2) Refer to “Capital and Debt Summary” and “Definitions” for additional details . 3) Reflects annualized common stock dividend paid on July 14 , 2023 of $ 1 . 80 per share . The decision to declare or pay dividends is in the sole discretion of our board of directors in light of conditions then existing, and there can be no assurance that a dividend will be declared or paid for any time period in any amount . 4) Refer to “Definitions” for additional details . 5) Includes approximately 1 . 0 million square feet under development or redevelopment and 6 , 000 square feet related to 2 retail assets that are vacant . Market Capitalization (2) $2,047,204 Operating Portfolio (103 Properties) (4) Current Annualized Dividend ($) (3) $7.20 / share Total Rentable Square Feet (5) 8,136 Total Portfolio (4) Total Committed Invested Capital per Square Foot $275 Total Committed / Invested Capital (1) $2,387,511 % Leased (5) 99.9% Total Properties 108 Weighted Average Lease Length 14.9 Years

Innovative Industrial Properties 5 Delta 2023 2022 QoQ 2Q2023 1Q2023 4Q2022 3Q2022 2Q2022 Total Revenues $76,457 $76,067 $70,461 $70,883 $70,511 General and administrative expense $10,570 $10,373 $10,232 $10,804 $8,707 General and administrative expense / total revenues 14% 14% 15% 15% 12% Net income attributable to common stockholders $40,931 $40,754 $41,168 $37,278 $39,876 Net income attributable to common stockholders – diluted (“EPS”) $1.44 $1.43 $1.46 $1.32 $1.42 Funds from operations attributable to common stockholders – diluted (“FFO”) (1) $57,685 $57,537 $53,941 $53,250 $55,177 FFO per common share – diluted (1) $2.04 $2.04 $1.92 $1.89 $1.97 Normalized FFO attributable to common stockholders – diluted (“Normalized FFO”) (1) $58,355 $58,061 $54,969 $55,376 $55,407 Normalized FFO per common share – diluted (1) $2.07 $2.06 $1.95 $1.97 $1.98 Adjusted funds from operations attributable to common stockholders – diluted (“AFFO”) (1) $63,996 $63,373 $59,625 $60,094 $60,178 AFFO per common share – diluted (1) $2.26 $2.25 $2.12 $2.13 $2.15 Common stock dividend per share (2) $1.80 $1.80 $1.80 $1.80 $1.75 AFFO Payout Ratio (3) 80% 80% 85% 85% 81% Total Committed / Invested Capital (4) $2.4B $2.4B $2.3B $2.3B $2.4B % Leased – Operating Portfolio (5) 99.9% 100.0% 100.0% 100.0% 100.0% Rent Collection % / Quarter – Operating Portfolio (5) 97% 98% 94% 96% 99% Quarterly Performance Summary Note : Dollars in thousands except for $ /share or otherwise noted . 1) Refer to “FFO, Normalized FFO, and AFFO Reconciliation” and “Definitions” for additional details . 2) Reflects quarterly common stock dividend declared in the quarter . 3) Calculated by dividing the common stock dividend declared per share by AFFO per common share – diluted . 4) Dollars in billions, refer to “Definitions” for additional details . 5) Refer to “Definitions” for additional details . $2.15 $2.13 $2.12 $2.25 $2.26 2Q2022 3Q2022 4Q2022 1Q2023 2Q2023 AFFO (1) $1.98 $1.97 $1.95 $2.06 $2.07 2Q2022 3Q2022 4Q2022 1Q2023 2Q2023 Normalized FFO (1) $70,511 $70,883 $70,461 $76,067 $76,457 2Q2022 3Q2022 4Q2022 1Q2023 2Q2023 Total Revenues

Innovative Industrial Properties 6 June 30, December 31, (In thousands, except share and per share amounts) 2023 2022 Assets Real estate, at cost: Land $142,524 $139,953 Buildings and improvements 2,081,731 2,010,628 Construction in progress 117,413 54,106 Total real estate, at cost 2,341,668 2,204,687 Less accumulated depreciation (169,658) (138,405) Net real estate held for investment 2,172,010 2,066,282 Construction loan receivable 20,917 18,021 Cash and cash equivalents 92,602 87,122 Restricted cash 1,450 1,450 Investments 72,726 200,935 Right of use office lease asset 1,550 1,739 In-place lease intangible assets, net 8,675 9,105 Other assets, net 26,325 30,182 Total assets $2,396,255 $2,414,836 Liabilities and stockholders’ equity Exchangeable Senior Notes, net $4,414 $6,380 Notes due 2026, net 295,772 295,115 Building improvements and construction funding payable 21,479 29,376 Accounts payable and accrued expenses 8,440 10,615 Dividends payable 51,080 50,840 Rent received in advance and tenant security deposits 58,482 58,716 Other liabilities 3,368 1,901 Total liabilities 443,035 452,943 Stockholders’ equity: Preferred stock, par value $0.001 per share, 50,000,000 shares authorized: 9.00% Series A cumulative redeemable preferred stock, $15,000 liquidation preference ($25.00 per share), 600,000 shares issued and outstanding at June 30, 2023 and December 31, 2022 14,009 14,009 Common stock, par value $0.001 per share, 50,000,000 shares authorized: 28,040,054 and 27,972,830 shares issued and outstanding at June 30, 2023 and December 31, 2022, respectively 28 28 Additional paid-in capital 2,076,357 2,065,248 Dividends in excess of earnings (137,174) (117,392) Total stockholders’ equity 1,953,220 1,961,893 Total liabilities and stockholders ’ equity $2,396,255 $2,414,836 Balance Sheet

Innovative Industrial Properties 7 For the Three Months Ended For the Six Months Ended June 30, June 30, (In thousands, except share and per share amounts) 2023 2022 2023 2022 Revenues: Rental (including tenant reimbursements) $75,919 $69,995 $151,448 $134,109 Other 538 516 1,076 906 Total revenues 76,457 70,511 152,524 135,015 Expenses: Property expenses 5,759 2,427 11,382 4,409 General and administrative expense 10,570 8,707 20,943 17,484 Depreciation and amortization expense 16,704 15,233 33,418 29,101 Total expenses 33,033 26,367 65,743 50,994 Income from operations 43,424 44,144 86,781 84,021 Interest and other income 2,317 581 4,550 638 Interest expense (4,472) (4,504) (8,992) (9,270) (Loss) gain on exchange of Exchangeable Senior Notes - (7) 22 (125) Net income 41,269 40,214 82,361 75,264 Preferred stock dividends (338) (338) (676) (676) Net income attributable to common stockholders $40,931 $39,876 $81,685 $74,588 Net income attributable to common stockholders per share: Basic $1.45 $1.42 $2.89 $2.77 Diluted $1.44 $1.42 $2.87 $2.75 Weighted-average shares outstanding: Basic 27,981,517 27,850,561 27,965,720 26,741,568 Diluted 28,257,239 28,036,690 28,239,841 27,159,774 Net Income

Innovative Industrial Properties 8 For the Three Months Ended For the Six Months Ended June 30, June 30, (In thousands, except share and per share amounts) 2023 2022 2023 2022 Net income attributable to common stockholders $40,931 $39,876 $81,685 $74,588 Real estate depreciation and amortization 16,704 15,233 33,418 29,101 FFO attributable to common stockholders (basic) 57,635 55,109 115,103 103,689 Cash and non-cash interest expense on Exchangeable Senior Notes 50 68 119 402 FFO attributable to common stockholders (diluted) 57,685 55,177 115,222 104,091 Financing expense - 104 - 104 Litigation-related expense 670 119 1,216 119 Loss (gain) on exchange of Exchangeable Senior Notes - 7 (22) 125 Normalized FFO attributable to common stockholders (diluted) 58,355 55,407 116,416 104,439 Interest income on seller-financed note (1) 403 - 537 - Stock-based compensation 4,884 4,437 9,713 8,816 Non-cash interest expense 331 311 657 618 Above-market lease amortization 23 23 46 46 AFFO attributable to common stockholders (diluted) $63,996 $60,178 $127,369 $113,919 FFO per common share – diluted $2.04 $1.97 $4.08 $3.83 Normalized FFO per common share – diluted $2.07 $1.98 $4.12 $3.85 AFFO per common share – diluted $2.26 $2.15 $4.51 $4.19 Weighted average common shares outstanding – basic 27,981,517 27,850,561 27,965,720 26,741,568 Restricted stock and restricted stock units ("RSUs") 201,462 82,387 186,684 113,858 Dilutive effect of Exchangeable Senior Notes 74,260 103,742 87,437 304,348 Weighted average common shares outstanding – diluted 28,257,239 28,036,690 28,239,841 27,159,774 FFO, Normalized FFO, and AFFO Reconciliation 1) Amount reflects the non - refundable interest paid on the seller - financed note issued to us by the buyer in connection with our disposition of a portfolio of four properties in southern California previously leased to affiliates of Medical Investor Holdings LLC (Vertical), which is recognized as a deposit liability and is included in other liabilities in our condensed consolidated balance sheet as of June 30 , 2023 , as the transaction did not qualify for recognition as a completed sale .

Innovative Industrial Properties 9 2023 2022 (In thousands, except share and per share amounts) 2Q2023 1Q2023 4Q2022 3Q2022 2Q2022 Revenues: Rental (including tenant reimbursements) $75,919 $75,529 $69,923 $70,345 $69,995 Other 538 538 538 538 516 Total revenues 76,457 76,067 70,461 70,883 70,511 Expenses: Property expenses 5,759 5,623 3,288 2,823 2,427 General and administrative expense 10,570 10,373 10,232 10,804 8,707 Depreciation and amortization expense 16,704 16,714 16,302 15,900 15,233 Total expenses 33,033 32,710 29,822 29,527 26,367 Gain on sale of real estate - - 3,601 - - Income from operations 43,424 43,357 44,240 41,356 44,144 Interest and other income 2,317 2,233 1,784 773 581 Interest expense (4,472) (4,520) (4,518) (4,513) (4,504) Gain (loss) on exchange of Exchangeable Senior Notes - 22 - - (7) Net income 41,269 41,092 41,506 37,616 40,214 Preferred stock dividends (338) (338) (338) (338) (338) Net income attributable to common stockholders $40,931 $40,754 $41,168 $37,278 $39,876 Net income attributable to common stockholders per share: Basic $1.45 $1.45 $1.47 $1.33 $1.42 Diluted $1.44 $1.43 $1.46 $1.32 $1.42 Weighted-average shares outstanding: Basic 27,981,517 27,949,747 27,938,804 27,938,568 27,850,561 Diluted 28,257,239 28,223,698 28,160,261 28,157,934 28,036,690 Historical Net Income

Innovative Industrial Properties 10 2023 2022 (In thousands, except share and per share amounts) 2Q2023 1Q2023 4Q2022 3Q2022 2Q2022 Net income attributable to common stockholders $40,931 $40,754 $41,168 $37,278 $39,876 Real estate depreciation and amortization 16,704 16,714 16,302 15,900 15,233 Gain on sale of real estate - - (3,601) - - FFO attributable to common stockholders (basic) 57,635 57,468 53,869 53,178 55,109 Cash and non-cash interest expense on Exchangeable Senior Notes 50 69 72 72 68 FFO attributable to common stockholders (diluted) 57,685 57,537 53,941 53,250 55,177 Financing expense - - 249 14 104 Litigation-related expense 670 546 779 2,112 119 (Gain) loss on exchange of Exchangeable Senior Notes - (22) - - 7 Normalized FFO attributable to common stockholders (diluted) 58,355 58,061 54,969 55,376 55,407 Interest income on seller-financed note (1) 403 134 - - - Stock-based compensation 4,884 4,829 4,312 4,379 4,437 Non-cash interest expense 331 326 321 316 311 Above-market lease amortization 23 23 23 23 23 AFFO attributable to common stockholders (diluted) $63,996 $63,373 $59,625 $60,094 $60,178 FFO per common share – diluted $2.04 $2.04 $1.92 $1.89 $1.97 Normalized FFO per common share – diluted $2.07 $2.06 $1.95 $1.97 $1.98 AFFO per common share – diluted $2.26 $2.25 $2.12 $2.13 $2.15 Weighted average common shares outstanding – basic 27,981,517 27,949,747 27,938,804 27,938,568 27,850,561 Restricted stock and RSUs 201,462 171,741 117,831 118,567 82,387 Dilutive effect of Exchangeable Senior Notes 74,260 102,210 103,626 100,799 103,742 Weighted average common shares outstanding – diluted 28,257,239 28,223,698 28,160,261 28,157,934 28,036,690 Historical FFO, Normalized FFO, and AFFO Reconciliation 1) Amount reflects the non - refundable interest paid on the seller - financed note issued to us by the buyer in connection with our disposition of a portfolio of four properties in southern California previously leased to affiliates of Vertical, which is recognized as a deposit liability and is included in other liabilities in our condensed consolidated balance sheet as of June 30 , 2023 , as the transaction did not qualify for recognition as a completed sale .

Innovative Industrial Properties 11 For the Six Months Ended June 30, (In thousands) 2023 2022 Cash flows from operating activities Net income $82,361 $75,264 Adjustments to reconcile net income to net cash provided by operating activities Depreciation and amortization 33,418 29,101 (Gain) loss on exchange of Exchangeable Senior Notes (22) 125 Other non-cash adjustments 53 127 Stock-based compensation 9,713 8,816 Amortization of discounts on short-term investments (2,621) (513) Amortization of debt discount and issuance costs 677 689 Changes in assets and liabilities Other assets, net 3,549 2,568 Accounts payable, accrued expenses and other liabilities (514) (1,290) Rent received in advance and tenant security deposits (234) 7,094 Net cash provided by operating activities 126,380 121,981 Cash flows from investing activities Purchases of investments in real estate (34,906) (129,562) Funding of draws for improvements and construction (111,457) (291,408) Funding of construction loan and other investments (2,896) (21,360) Deposits in escrow for acquisitions - (600) Purchases of short-term investments (71,772) (219,040) Maturities of short-term investments 202,602 235,000 Net cash used in investing activities (18,429) (426,970) Cash flows from financing activities Issuance of common stock, net of offering costs - 351,988 Dividends paid to common stockholders (101,227) (84,339) Dividends paid to preferred stockholders (676) (676) Taxes paid related to net share settlement of equity awards (568) (2,441) Net cash (used in) provided by financing activities (102,471) 264,532 Net increase (decrease) in cash, cash equivalents and restricted cash 5,480 (40,457) Cash, cash equivalents and restricted cash, beginning of period 88,572 86,419 Cash, cash equivalents and restricted cash, end of period $94,052 $45,962 Supplemental disclosure of cash flow information: Cash paid during the period for interest $8,337 $8,876 Supplemental disclosure of non-cash investing and financing activities: Accrual for current-period additions to real estate $17,021 $31,210 Deposits applied for acquisitions 250 25 Accrual for common and preferred stock dividends declared 51,080 49,439 Exchange of Exchangeable Senior Notes for common stock 1,964 26,665 Operating lease liability for obtaining right of use asset - 1,017 Statements of Cash Flows

Innovative Industrial Properties 12 Current Quarter Rentable Purchase Additional Existing Total Total State Closing / Execution Square Feet Price (1) Commitment Investment (1) Investment Investment / PSF (2) New Lease California Jun-23 23 - $4,300 $8,082 $12,382 $538 Total / Wtd. Avg. 23 - $4,300 $8,082 $12,382 $538 Capital Commitments Note : Values in thousands except for $ /PSF . Excludes commitments related to senior secured loans . 1) Excludes transaction costs . 2) Calculated as IIP’s total investment divided by the rentable square feet . 3) Excludes changes in future commitments to fund improvements for Development / Redevelopment Properties . $164,315 $132,657 $66,908 $92,238 $21,500 - $57,000 $43,000 $43,400 $40,800 $147,161 - $25,400 $34,000 $207,315 $176,057 $107,708 $239,399 $21,500 $25,400 $91,000 $4,300 3Q2021 4Q2021 1Q2022 2Q2022 3Q2022 4Q2022 1Q2023 2Q2023 Acquisitions Amendments Second Quarter Capital Commitments Two Year Capital Commitment History (3)

Innovative Industrial Properties 13 # of Rentable Square Feet Annualized Base Rent Year Leases # % $ % 2023 - - - - - 2024 - - - - - 2025 - - - - - 2026 - - - - - 2027 - - - - - 2028 - - - - - 2029 1 120 1% $2,043 1% 2030 2 153 2% $5,494 2% 2031 6 183 2% $5,438 2% 2032 1 3 0% $106 0% Thereafter 89 7,578 95% $262,712 95% Total 99 8,037 100% $275,793 100% Note : Square footage and dollars in thousands . 1) As a % of annualized base rent for Operating Portfolio . See “Definitions” for additional details . Excludes properties that Kings Garden continues to occupy pursuant to confidential, conditional settlement agreement reported by IIP on its current report on Form 8 - K filed with the SEC on September 16 , 2022 . Leasing Summary Lease Expiration Schedule as of June 30, 2023 (1) - - - - - - 1% 2% 2% 0% 95% 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 Thereafter No Expiring Leases Until 2029

Innovative Industrial Properties 14 IIP Portfolio First Quarter 2023 (3) Tenant Information Total Invested Capital (1) Investment # of Adjusted Market MSO #Tenant $ % Square Feet (2) / Square Feet Leases Revenue EBITDA (4) Capitalization (5) / SSO (6) 1PharmaCann $321,172 13.5% 688 $467 11 Private Co. Private Co. Private Co. MSO 2Ascend Wellness (AWH) 214,050 9.0% 624 343 4 $114 $23 $127 MSO 3Green Thumb Industries 176,800 7.4% 664 266 3 249 76 1,806 MSO 4Parallel 175,650 7.4% 832 211 3 Private Co. Private Co. Private Co. MSO 5Curaleaf 175,047 7.3% 578 303 8 336 73 2,236 MSO 6Columbia Care 147,834 6.2% 588 251 21 125 16 189 MSO 7Trulieve 146,503 6.1% 740 198 6 289 78 730 MSO 8Holistic Industries 121,900 5.1% 333 366 5 Private Co. Private Co. Private Co. MSO 9Cresco Labs 120,845 5.1% 379 319 5 194 29 511 MSO 10 4Front Ventures (7) 119,150 5.0% 488 244 4 30 4 98 MSO Top 10 Tenants Total $1,718,951 72.0% 5,914 $291 70 Top Tenants Overview 1) Total Portfolio representation . Dollars in thousands, see “Definitions” for additional details . 2) Square feet in thousands . 3) Dollars in millions, based on each company’s public securities filings and earnings release, available at www . sec . gov, www . sedar . com, or each company’s respective website, for the quarter ended March 31 , 2023 . 4) Adjusted EBITDA is a non - GAAP financial measure utilized in the industry . For definitions and reconciliations of Adjusted EBITDA to net income, see each company’s public securities filings, available at www . sec . gov or www . sedar . com . 5) Dollars in millions, per S&P Capital IQ Pro as of 6 / 30 / 2023 . 6) “MSO” stands for Multi - State Operator which means the tenant (or guarantor) conducts cannabis operations in more than one state . “SSO” stands for Single - State O perator which means the tenant (or guarantor) conducts cannabis operations in a single state . 7) Includes one property acquired in January 2022 for $ 16 . 0 million which did not satisfy the requirements for sale - leaseback accounting and therefore, the transaction is recognized as a note receivable and is included in other assets, net on our consolidated balance sheet .

Innovative Industrial Properties 15 Square Feet Invested / Committed Capital $ Date % Under Dev. Total $ / #Tenant State City Acquired Leased In Place (1) / Redev. (2) Total Invested Committed Total $ Square Feet Industrial 1PharmaCann New York Hamptonburgh 12/19/2016 100.0% 74 151 225 $123,422 $78 $123,500 $549 2PharmaCann Michigan Warren 10/9/2019 100.0% 205 - 205 83,045 550 83,595 408 3PharmaCann Massachusetts Holliston 5/31/2018 100.0% 58 - 58 30,500 - 30,500 526 4PharmaCann Illinois Dwight 10/30/2019 100.0% 66 - 66 28,000 - 28,000 424 5PharmaCann Pennsylvania Scott Township 8/7/2019 100.0% 56 - 56 28,000 - 28,000 500 6PharmaCann Ohio Buckeye Lake Village 3/13/2019 100.0% 58 - 58 20,000 - 20,000 345 7Ascend Wellness (AWH) Illinois Barry 12/21/2018 100.0% 166 - 166 71,000 - 71,000 428 8Ascend Wellness (AWH) Massachusetts Athol 4/2/2020 100.0% 199 - 199 63,900 - 63,900 321 9Ascend Wellness (AWH) New Jersey Franklin 2/10/2022 100.0% 114 - 114 54,500 500 55,000 482 10Ascend Wellness (AWH) Michigan Lansing 7/2/2019 100.0% 145 - 145 24,150 - 24,150 167 11Green Thumb Industries Pennsylvania Danville 11/12/2019 100.0% 300 - 300 94,600 - 94,600 315 12Green Thumb Industries Illinois Oglesby 3/6/2020 100.0% 266 - 266 50,000 - 50,000 188 13Green Thumb Industries Ohio Toledo 1/31/2020 100.0% 98 - 98 32,200 - 32,200 329 14Parallel Pennsylvania Pittsburgh 5/13/2021 100.0% 239 - 239 67,750 - 67,750 283 15Parallel Florida Lakeland 9/18/2020 100.0% 220 - 220 56,400 - 56,400 256 16Parallel Florida Wimauma 3/11/2020 100.0% 373 - 373 51,500 - 51,500 138 17Curaleaf Pennsylvania Chambersburg 12/20/2019 100.0% 179 - 179 57,818 3,822 61,640 344 18Curaleaf Illinois Litchfield 10/30/2019 100.0% 127 - 127 40,000 - 40,000 315 19Curaleaf New Jersey Blue Anchor 7/13/2020 100.0% 123 - 123 35,000 - 35,000 285 20Curaleaf Massachusetts Webster 9/1/2022 100.0% 104 - 104 21,500 - 21,500 207 21Curaleaf North Dakota Fargo 12/20/2019 100.0% 33 - 33 12,190 - 12,190 369 22Columbia Care Pennsylvania Saxton 5/20/2019 100.0% 270 - 270 42,891 109 43,000 159 23Columbia Care Virginia Richmond 1/15/2020 100.0% 82 - 82 19,750 - 19,750 241 24Columbia Care New Jersey Vineland 7/16/2020 100.0% 50 - 50 11,820 - 11,820 236 25Columbia Care Colorado Denver 10/30/2018 100.0% 58 - 58 11,250 - 11,250 194 26Columbia Care Colorado Denver 12/14/2021 100.0% 18 - 18 9,917 - 9,917 551 27Columbia Care Colorado Denver 12/14/2021 100.0% 12 - 12 3,276 - 3,276 273 28Trulieve Massachusetts Holyoke 7/26/2019 100.0% 150 - 150 43,500 - 43,500 290 29Trulieve Florida Alachua 1/22/2021 100.0% 295 - 295 41,650 - 41,650 141 30Trulieve Maryland Hancock 8/13/2021 100.0% 115 - 115 28,901 614 29,515 257 31Trulieve Florida Quincy 10/23/2019 100.0% 120 - 120 17,000 - 17,000 142 32Trulieve* Nevada Las Vegas 7/12/2019 100.0% 43 - 43 9,600 - 9,600 223 33Trulieve Arizona Cottonwood 4/27/2022 100.0% 17 - 17 5,238 - 5,238 308 34Holistic Industries Maryland Capitol Heights 5/26/2017 100.0% 72 - 72 33,719 31 33,750 469 35Holistic Industries Pennsylvania New Castle 6/10/2020 100.0% 108 - 108 25,071 579 25,650 238 36Holistic Industries Massachusetts Monson 7/12/2018 100.0% 55 - 55 19,750 - 19,750 359 37Cresco Labs Michigan Marshall 4/22/2020 100.0% 115 - 115 32,000 - 32,000 278 38Cresco Labs Illinois Kankakee 10/22/2019 100.0% 51 - 51 25,496 104 25,600 502 39Cresco Labs Illinois Joliet 10/22/2019 100.0% 39 - 39 20,950 - 20,950 537 40Cresco Labs Ohio Yellow Springs 1/24/2020 100.0% 50 - 50 12,927 618 13,545 271 414Front Ventures Illinois Matteson 8/3/2021 100.0% - 250 250 61,384 8,766 70,150 281 424Front Ventures Washington Olympia 12/17/2020 100.0% 114 - 114 17,500 - 17,500 154 434Front Ventures** Massachusetts Holliston 1/28/2022 100.0% 57 - 57 16,000 - 16,000 281 444Front Ventures Massachusetts Georgetown 12/17/2020 100.0% 67 - 67 15,500 - 15,500 231 45Goodness Growth (f/k/a Vireo Health) New York Perth 10/23/2017 100.0% 40 324 364 66,560 500 67,060 184 46Goodness Growth (f/k/a Vireo Health) Minnesota Otsego 11/8/2017 100.0% 89 - 89 9,710 - 9,710 109 47Gold Flora California Desert Hot Springs 10/15/2021 100.0% 166 35 201 63,000 500 63,500 316 Note : Subtotals and Totals include fractional amounts . Square footage and dollars in thousands except for $ /PSF . “Industrial” reflects facilities utilized or expected to be utilized for regulated cannabis cultivation, processing and/or distribution activities, which can consist of industrial and/or greenhouse space . Data as of June 30 , 2023 . *Harvest Health & Recreation Inc . , which is a subsidiary of Trulieve Inc . , executed a lease guaranty in favor of IIP for tenant’s obligations at the property . **The acquisition of the property did not satisfy the requirements for sale - leaseback accounting and therefore, the transaction is recognized as a note receivable and is included in other assets, net on our consolidated balance sheet . 1) Existing square footage for properties where there is no active development or redevelopment . 2) Estimated square footage upon completion of development or redevelopment . Property List

Innovative Industrial Properties 16 Square Feet Invested / Committed Capital $ Date % Under Dev. Total $ / #Tenant State City Acquired Leased In Place (1) / Redev. (2) Total Invested Committed Total $ Square Feet 48TILT Holdings Pennsylvania White Haven 2/15/2023 100.0% 58 - 58 $15,000 - $15,000 $259 49Jushi Pennsylvania Scranton 4/6/2018 100.0% 145 - 145 45,800 - 45,800 316 50Battle Green Ohio Columbus 3/3/2023 100.0% - 157 157 23,781 18,219 42,000 268 51Kings Garden California North Palm Springs 5/12/2020 100.0% 70 - 70 17,500 - 17,500 250 52Kings Garden California Palm Springs 4/16/2019 100.0% 24 - 24 6,309 - 6,309 263 53Kings Garden California Palm Springs 4/16/2019 100.0% 22 - 22 5,788 - 5,788 263 54Calyx Peak Missouri Smithville 9/17/2021 100.0% 83 - 83 27,721 529 28,250 340 55Green Peak (Skymint) Michigan Dimondale 8/2/2018 100.0% 56 - 56 15,799 - 15,799 282 56Temescal Wellness Massachusetts North Adams 5/26/2021 100.0% 71 - 71 26,500 300 26,800 377 57Maryland Cultivation Processing (MCP) Maryland Hagerstown 4/13/2022 100.0% 84 - 84 25,000 - 25,000 298 58The Pharm Arizona Willcox 12/15/2017 100.0% 358 - 358 20,000 - 20,000 56 59Texas Original Texas Bastrop 6/14/2022 100.0% - 85 85 15,667 6,333 22,000 259 60Sacramento CA (Undisclosed Tenant) California Sacramento 2/8/2019 100.0% 43 - 43 12,710 - 12,710 296 61Emerald Growth Michigan Harrison Township 6/7/2019 100.0% 45 - 45 10,000 - 10,000 222 62AYR Wellness Ohio Akron 5/14/2019 100.0% 11 - 11 3,550 - 3,550 323 Industrial Subtotal / Wtd. Avg. 100.0% 6,526 1,002 7,528 $1,980,962 $42,150 $2,023,112 $269 Retail 63PharmaCann Colorado Commerce City 2/21/2020 100.0% 5 - 5 $2,300 - $2,300 $460 64PharmaCann Colorado Aurora 12/14/2021 100.0% 2 - 2 1,674 - 1,674 837 65PharmaCann Colorado Berthoud 12/14/2021 100.0% 6 - 6 1,406 - 1,406 234 66PharmaCann Colorado Mancos 12/14/2021 100.0% 4 - 4 1,148 - 1,148 287 67PharmaCann Colorado Pueblo 2/19/2020 100.0% 3 - 3 1,049 - 1,049 350 68Curaleaf North Dakota Dickinson 12/14/2021 100.0% 5 - 5 2,045 - 2,045 409 69Curaleaf North Dakota Devils Lake 12/14/2021 100.0% 4 - 4 1,614 - 1,614 404 70Curaleaf Pennsylvania Bradford 12/14/2021 100.0% 3 - 3 1,058 - 1,058 353 71Columbia Care Colorado Denver 12/14/2021 100.0% 4 - 4 7,338 - 7,338 1,834 72Columbia Care Colorado Pueblo 12/14/2021 100.0% 6 - 6 4,878 - 4,878 813 73Columbia Care Colorado Aurora 12/14/2021 100.0% 5 - 5 4,229 - 4,229 846 74Columbia Care Colorado Glenwood Springs 12/14/2021 100.0% 4 - 4 4,187 - 4,187 1,047 75Columbia Care Colorado Fort Collins 12/14/2021 100.0% 5 - 5 3,977 - 3,977 795 76Columbia Care Colorado Aurora 12/14/2021 100.0% 4 - 4 3,601 - 3,601 900 77Columbia Care New Jersey Vineland 7/16/2020 100.0% 4 - 4 2,165 - 2,165 541 78Columbia Care Colorado Aurora 12/14/2021 100.0% 5 - 5 1,991 - 1,991 398 79Columbia Care Colorado Englewood 12/14/2021 100.0% 4 - 4 1,778 - 1,778 445 80Columbia Care Colorado Trinidad 12/14/2021 100.0% 9 - 9 1,728 - 1,728 192 81Columbia Care Colorado Silver Plume 12/14/2021 100.0% 4 - 4 1,444 - 1,444 361 82Columbia Care Colorado Black Hawk 12/14/2021 100.0% 4 - 4 1,321 - 1,321 330 83Columbia Care Colorado Edgewater 12/14/2021 100.0% 5 - 5 1,089 - 1,089 218 84Columbia Care Colorado Sheridan 12/14/2021 100.0% 2 - 2 890 - 890 445 85Green Peak (Skymint) Michigan East Lansing 10/25/2019 100.0% 3 - 3 3,372 28 3,400 1,133 86Green Peak (Skymint) Michigan Lansing 11/4/2019 100.0% 14 - 14 2,225 - 2,225 159 87Green Peak (Skymint) Michigan Flint 11/4/2019 100.0% 6 - 6 2,180 - 2,180 363 88Green Peak (Skymint) Michigan Traverse City 11/25/2019 100.0% 2 - 2 1,272 - 1,272 636 89The Pharm Arizona Phoenix 9/19/2019 100.0% 2 - 2 2,500 - 2,500 1,250 90Schwazze Colorado Ordway 12/14/2021 100.0% 2 - 2 400 - 400 200 91Schwazze Colorado Rocky Ford 12/14/2021 100.0% 13 - 13 400 - 400 31 92Schwazze Colorado Las Animas 12/14/2021 100.0% 2 - 2 400 - 400 200 93Verano Pennsylvania Harrisburg 3/23/2022 100.0% 3 - 3 2,750 - 2,750 917 94Wilder Road Michigan Bay City 11/4/2019 - 4 - 4 1,740 - 1,740 435 Property List (Continued) Note : Subtotals and Totals include fractional amounts . Square footage and dollars in thousands except for $ /PSF . “Industrial” reflects facilities utilized or expected to be utilized for regulated cannabis cultivation, processing and/or distribution activities, which can consist of industrial and/or greenhouse space . Data as of June 30 , 2023 . 1) Existing square footage for properties where there is no active development or redevelopment . 2) Estimated square footage upon completion of development or redevelopment .

Innovative Industrial Properties 17 Square Feet Invested / Committed Capital $ Date % Under Dev. Total $ / #Tenant State City Acquired Leased In Place (1) / Redev. (2) Total Invested Committed Total $ Square Feet 95South Mason Drive Michigan Newaygo 11/8/2019 - 2 - 2 $995 - $995 $498 Retail Subtotal / Wtd. Avg. 96.0% 150 - 150 $71,142 $28 $71,170 $474 Industrial / Retail 96Columbia Care Colorado Denver 12/14/2021 100.0% 33 - 33 $8,206 - $8,206 $249 97Holistic Industries Michigan Madison Heights 9/1/2020 100.0% 63 - 63 28,500 - 28,500 452 98Holistic Industries California Los Angeles 7/23/2019 100.0% 35 - 35 13,977 273 14,250 407 99Cresco Labs Massachusetts Fall River 6/30/2020 100.0% 124 - 124 25,426 3,324 28,750 232 100 TILT Holdings Massachusetts Taunton 5/16/2022 100.0% 104 - 104 40,000 - 40,000 385 101 Sozo Michigan Warren 5/14/2021 100.0% 85 - 85 17,071 159 17,230 203 102 Schwazze Colorado Pueblo 12/14/2021 100.0% 8 - 8 2,165 - 2,165 271 103 Kaya Cannabis Colorado Denver 12/14/2021 100.0% 6 - 6 1,299 - 1,299 217 Industrial / Retail Subtotal / Wtd. Avg. 100.0% 458 - 458 $136,643 $3,757 $140,400 $307 Operating Portfolio Total / Wtd. Avg. 99.9% 7,134 1,002 8,136 $2,188,747 $45,935 $2,234,682 $275 Dev. / Redev. Properties (3) 104 Davis Highway Michigan Windsor 4/16/2021 - 97 104 201 $57,401 - $57,401 $286 105 63795 19th Avenue California Palm Springs 4/16/2019 100.0% 56 180 236 38,997 - 38,997 165 106 Inland Center Drive California San Bernardino 11/16/2020 - - 192 192 35,819 - 35,819 187 107 Leah Avenue Texas San Marcos 3/10/2021 - - 63 63 8,231 - 8,231 131 Dev. / Redev. Properties / Wtd. Avg. 34.1% 153 539 692 $140,447 - $140,447 $203 Pre-Leased Dev. Property (3) 108 Perez Road California Cathedral City 3/25/2022 100.0% - 23 23 $8,082 $4,300 $12,382 $538 Pre-Leased Dev. Property / Wtd. Avg. 100.0% - 23 23 $8,082 $4,300 $12,382 $538 Total Portfolio / Wtd. Avg. 94.8% 7,287 1,564 8,851 $2,337,276 $50,235 $2,387,511 $270 State Subtotal / Wtd. Avg. 1 Pennsylvania 100.0% 1,361 - 1,361 $380,738 $4,510 $385,247 $283 2 Massachusetts 100.0% 989 - 989 $302,576 $3,624 $306,200 $310 3 Illinois 100.0% 715 250 965 $296,831 $8,869 $305,700 $317 4 Michigan 78.1% 842 104 946 $279,750 $737 $280,486 $296 5 California 77.3% 416 430 846 $202,181 $5,073 $207,254 $245 6 New York 100.0% 114 475 589 $189,982 $578 $190,560 $324 7 Florida 100.0% 1,008 - 1,008 $166,550 - $166,550 $165 8 Ohio 100.0% 217 157 374 $92,459 $18,836 $111,295 $298 9 New Jersey 100.0% 291 - 291 $103,485 $500 $103,985 $357 10 Maryland 100.0% 271 - 271 $87,620 $645 $88,265 $326 11 Colorado 100.0% 233 - 233 $83,340 - $83,340 $358 12 Texas 57.4% - 148 148 $23,898 $6,333 $30,231 $204 13 Missouri 100.0% 83 - 83 $27,721 $529 $28,250 $340 14 Arizona 100.0% 377 - 377 $27,737 - $27,737 $74 15 Virginia 100.0% 82 - 82 $19,750 - $19,750 $241 16 Washington 100.0% 114 - 114 $17,500 - $17,500 $154 17 North Dakota 100.0% 42 - 42 $15,849 - $15,849 $377 18 Minnesota 100.0% 89 - 89 $9,710 - $9,710 $109 19 Nevada 100.0% 43 - 43 $9,600 - $9,600 $223 Property List (Continued) Note : Subtotals and Totals include fractional amounts . Square footage and dollars in thousands except for $ /PSF . “Industrial” reflects facilities utilized or expected to be utilized for regulated cannabis cultivation, processing and/or distribution activities, which can consist of industrial and/or greenhouse space . Data as of June 30 , 2023 . 1) Existing square footage for properties where there is no active development or redevelopment . 2) Estimated square footage upon completion of development or redevelopment . 3) Refer to “Definitions” for additional details .

Innovative Industrial Properties 18 Date Maturity / Wtd. Loan #City State Loan Type Executed Avg. Maturity Total $ 1 Coachella (1) California Senior Secured 6/25/2021 0.5 Years $23,000 2 Needles (2) California Senior Secured 3/3/2023 4.7 Years 16,100 Loan Portfolio Total / Wtd. Avg. 2.2 Years $39,100 Secured Loans Note : Loan list maturity does not include available loan extensions . 1) As of June 30 , 2023 , we had funded approximately $ 20 . 9 million of the construction loan . 2) Relates to the seller - financed note issued to us by the buyer in connection with our disposition of a portfolio of four properties in southern California previously leased to Vertical . The transaction did not qualify for recognition as a completed sale in accordance with GAAP and therefore, we have not derecognized the assets transferred and have not recognized the seller - financed note on our consolidated balance sheet .

Innovative Industrial Properties 19 Interest Rate / Preferred Rate / Maturity / Wtd. Quarter End (In thousands, except share and per share amounts) Wtd. Avg. Rate Avg. Maturity June 30, 2023 Unsecured debt: Exchangeable Senior Notes 3.75% 0.6 Years $4,436 Notes due 2026 5.50% 2.9 Years 300,000 Total Unsecured Debt 5.47% 2.9 Years $304,436 Gross Debt 5.47% 2.9 Years $304,436 Series A Preferred Stock: Redemption price per share $25.00 Shares outstanding 600,000 Total Preferred Equity 9.00% $15,000 Total Senior Capital 5.64% $319,436 Equity Market Capitalization: Stock Price as of 06/30/2023 $73.01 Shares outstanding 28,040,054 Equity Market Capitalization $2,047,204 Covenant (1) June 30, 2023 Debt / Total Gross Assets <60% ~12% Secured Debt <40% 0% Unencumbered Total Gross Assets / Unsecured Debt >150% ~843% Debt Service Coverage Ratio >1.5x 16.0x Egan Jones Credit Rating BBB+ Debt Maturity Schedule Capital and Debt Summary $4.4 Million $300.0 Million 2023 2024 2025 2026 2027 Thereafter Exchangeable Senior Notes Notes Due 2026 Capital Overview 1) Calculated in accordance with the indenture governing the Notes due 2026 , included in the Current Report on Form 8 - K filed with the Securities and Exchange Commission on May 25 , 2021 .

Innovative Industrial Properties 20 Definitions • Adjusted Funds From Operations (“AFFO”): Management believes that AFFO and AFFO per share are appropriate supplemental measures of a REIT’s operating performance. We calculate AFFO by adjusting Normalized FFO for certain cash and non - cash items. • Annualized Base Rent (“ABR”): ABR is calculated by multiplying rental payments (defined as the contractually due base rents and property management fees for the last month in the quarter), by twelve. • Development / Redevelopment (“Dev. / Redev.”) Properties: Defined as non - operating assets under development that are not leased and not ready for their intended use. • Exchangeable Senior Notes: 3.75% E xchangeable Senior Notes due 2024. • Funds From Operations (“FFO”): FFO and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s ope rating performance equal to net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, depre cia tion, amortization and impairment related to real estate properties, and after adjustments for unconsolidated partnerships and join t v entures. Management believes that net income, as defined by GAAP, is the most appropriate earnings measurement. However, management be lie ves FFO and FFO per share to be supplemental measures of a REIT’s performance because they provide an understanding of the operat ing performance of our properties without giving effect to certain significant non - cash items, primarily depreciation expense. Histo rical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably ov er time. However, real estate values instead have historically risen or fallen with market conditions. We believe that by excluding the effect of depreciation, FFO and FFO per share can facilitate comparisons of operating performance between periods. We report FFO and FFO per share because th ese measures are observed by management to also be the predominant measures used by the REIT industry and by industry analysts to ev aluate REITs and because FFO per share is consistently reported, discussed, and compared by research analysts in their notes and pub lic ations about REITs. For these reasons, management has deemed it appropriate to disclose and discuss FFO and FFO per share. • GAAP: Accounting principles generally accepted in the United States. • Gross Debt: Calculated as the sum of the principal amount outstanding of the Notes due 2026 and Exchangeable Senior Notes. • Normalized Funds From Operations (“Normalized FFO”): We compute normalized funds from operations (“Normalized FFO”) by adjusting FFO, as defined by NAREIT, to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in n atu re and/or not related to our core real estate operations. Exclusion of these items from similar FFO - type metrics is common within the equi ty REIT industry, and management believes that presentation of Normalized FFO and Normalized FFO per share provides investors with a metric to ass ist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of other compa nie s, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Normali zed FFO is used by management in evaluating the performance of our core business operations. Items included in calculating FFO that may be ex clu ded in calculating Normalized FFO include certain transaction - related gains, losses, income or expense or other non - core amounts as the y occur.

Innovative Industrial Properties 21 Definitions (Continued) • Notes due 2026 : 5.50% Unsecured Senior Notes due 2026. • Operating Portfolio: All properties that (a) are leased or (b) are not leased but ready for their intended use. • Pre - Leased Development (“Dev.”) Property: Defined as non - operating assets under development that are leased but not ready for their intended use. • Rent Collection: Calculated as base rent and property management fees collected over contractual base rent and property management fees due for the period. Includes security deposits applied for the payment of rent. Q3 2022, Q4 2022 and Q1 2023 include approx ima tely $2.2 million, $541,000 and $3.1 million, respectively, of security deposits applied in connection with non - payment of rent. Q1 2023 also includes approximately $1.1 million of security deposits applied for payment of rent in connection with previously disclosed amendment s w ith Holistic Industries, Inc. (“Holistic”) at a California property and a Michigan property, which are subject to repayment over a future twe lve - month period. Q2 2023 includes $1.5 million of security deposits applied for payment of rent in connection with the Holistic amendments and a previously disclosed amendment with Temescal Wellness of Massachusetts, LLC, all of which are subject to repayment over a future twelve - mon th period. • Series A Preferred: 9.00% Series A Cumulative Redeemable Preferred Stock, $0.001 par value per share. • Total Committed / Invested Capital: Includes (1) total investments in properties (consisting of purchase price and construction funding and improvements reimbursed to tenants, if any, but excluding transaction costs) and (2) total additional commitments to reimburs e c ertain tenants and sellers for completion of construction and improvements at the properties. Excludes loans listed in “Secured Loans”. • Total Portfolio: All properties, including development / redevelopment properties, pre - leased redevelopment property, and operating portfolio, as of quarter end. • Total Preferred Equity: Calculated by multiplying the total Series A Preferred shares outstanding by the $25 redemption price per share. • Total Senior Capital: Calculated as the sum of Gross Debt and the redemption value of the Series A Preferred Stock. • % Leased: The weighted average percentage of the Operating Portfolio, which excludes development / redevelopment properties and pre - leased redevelopment property, that is leased as of the period ended.

Innovative Industrial Properties 22 Analyst Coverage Analyst Research Firms Contact Information Tom Catherwood BTIG Email: tcatherwood@btig.com Phone: 212 - 738 - 6140 Merrill Ross Compass Point Research and Trading Email: mross@compasspointllc.com Phone: 202 - 534 - 1392 Eric Des Lauriers Craig - Hallum Capital Group LLC Email: eric.deslauriers@craig - hallum.com Phone: 617 - 275 - 5177 Aaron Hecht JMP Securities Email: ahecht@jmpsecurities.com Phone: 415 - 835 - 3963 Alexander Goldfarb Piper Sandler Email: alexander.goldfarb@psc.com Phone: 212 - 466 - 7937 Scott Fortune Roth Capital Partners Email: sfortune@roth.com Phone: 949 - 720 - 7163 Andrew Rosivach Wolfe Research Email: arosivach@wolferesearch.com Phone: 646 - 582 - 9250 Investor Relations Email: ir@iipreit.com Phone: 858 - 997 - 3332

Innovative Industrial Properties 23 Senior Management Team and Board of Directors Senior Management Name Title Alan Gold Executive Chairman Paul Smithers President, Chief Executive Officer and Director David Smith Chief Financial Officer and Treasurer Catherine Hastings Chief Operating Officer Ben Regin Chief Investment Officer Brian Wolfe Vice President, General Counsel and Secretary Andy Bui Vice President, Chief Accounting Officer Tracie Hager Vice President, Asset Management Kelly Spicher Vice President, Real Estate Counsel Board of Directors Name Title Alan Gold Executive Chairman Paul Smithers President, Chief Executive Officer and Director Gary Kreitzer Vice Chairman (Independent) David Stecher Director (Independent) Scott Shoemaker, MD Director (Independent) Mary Allis Curran Director (Independent)